                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                           (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrants / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          HVA MONEY MARKET FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC.
                                 Hartford Plaza
                          Hartford, Connecticut 06115

                                                                    May 12, 1997

Dear Contractowner:

    The accompanying Prospectus/Proxy Statement is being provided to owners of contracts ("Contractowners") issued by Hartford Life Insurance Company ("Hartford Life"), a member of the Hartford Life Insurance Companies, that are funded by Hartford Life Separate Accounts DC Variable Account I and Separate Account Two (collectively, "Separate Accounts") in connection with an upcoming Special Meeting of shareholders of the Hartford U.S. Government Money Market Fund, Inc. ("U.S. Government Fund") at which a proposal concerning the reorganization (the "Reorganization") of U.S. Government Fund will be considered. Under current interpretations of law, Contractowners have the right to instruct Hartford Life how to vote shares of U.S. Government Fund based on their pro rata investment in the Separate Accounts.

    Under the proposed Reorganization, the assets of U.S. Government Fund would be combined with the assets of the HVA Money Market Fund, Inc. ("HVA Fund") and the Separate Accounts would become invested in the HVA Fund. If this proposal is approved and the Reorganization is consummated, Contractowners' contract values would, immediately after the Reorganization, be unaffected; the values under the contracts allocated to the HVA Fund thereafter, would vary based upon the performance of the HVA Fund.

    The Board of Directors of U.S. Government Fund has determined that the foregoing transaction would be in the best interests of all Contractowners concerned. As a result of the Reorganization, Contractowners will be invested in a fund with a larger combined asset base than U.S. Government Fund, which is expected to result in greater investment opportunities and enhanced portfolio diversification and liquidity. Hartford Life will pay all costs incurred in connection with the proposed Reorganization and this Prospectus/Proxy Statement. HVA Fund will obtain an opinion of counsel to the effect that the transaction will have no adverse tax consequences to Contractowners or any party to the Reorganization.

    All Contractowners who had an interest in the Separate Accounts as of the record date are being asked to give instructions to Hartford Life with respect to the proposed Reorganization of U. S. Government Fund with the HVA Fund. WE STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE.

    Detailed information about the proposed transaction and the reasons therefor are contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than June 18, 1997.

                                         Sincerely,

                                                    [LOGO]

                                         Lowndes A. Smith
                                         Chairman of the Board

                HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC.
                                 Hartford Plaza
                          Hartford, Connecticut 06115
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Hartford U.S. Government Money Market Fund, Inc. ("U.S. Government Fund") an open-end, diversified, management investment company, will be held at the offices of Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on June 19, 1997 at 1:30 P.M. for the following purposes:

    1. To consider and vote on approval of an Agreement and Plan of Reorganization and Liquidation providing for the acquisition of the assets and liabilities of U.S. Government Fund by HVA Money Market Fund, Inc., a diversified, open-end, management investment company established as a Maryland corporation (the "HVA Fund"), in exchange for shares of the HVA Fund and for the distribution of such shares of the HVA Fund to shareholders of U.S. Government Fund in liquidation of U.S. Government Fund; and

    2.  To transact such other business as may properly come before the meeting.

    The Board of Directors has fixed the close of business on May 5, 1997, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

                                         By Order of the Board of Directors,

                                                    [LOGO]
                                         Michael O'Halloran
                                         Secretary

May 12, 1997

                 Prospectus/Proxy Statement Dated May 12, 1997
                      For Special Meeting of Shareholders
                HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC.
                                 Hartford Plaza
                          Hartford, Connecticut 06115
                                 (860) 862-6668


    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hartford U.S. Government Money Market Fund, Inc. (the "U.S. Government Fund"), a Maryland corporation, to be voted at a Special Meeting of Shareholders of the U. S. Government Fund (the "Meeting"), to be held at the offices of Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, Connecticut 06089, June 19, 1997 at 1:30 p.m. Shareholders of record as of the close of business on May 5, 1997 (the "Record Date") are entitled to be present and to vote at the Meeting. It is anticipated that the approximate mailing date of this Prospectus/Proxy Statement will be May 12, 1997.


    At the Meeting, shareholders will be asked to vote on an Agreement and Plan of Reorganization and Liquidation (the "Plan") to be entered into by U.S. Government Fund and HVA Money Market Fund, Inc., an open-end, diversified, management investment company (the "HVA Fund"). Under the Plan, HVA Fund would acquire all of the assets and liabilities of U.S. Government Fund in exchange for which HVA Fund would issue shares of HVA Fund. Shares of the HVA Fund would be distributed to former shareholders of the U.S. Government Fund, including DC Variable Account I and Separate Account Two, which are separate accounts owned by Hartford Life Insurance Company ("Hartford Life"), a member company of the Hartford Life Insurance Companies, in such amount that the value of such shares will be equal to the value of each shareholder's former holdings in U.S. Government Fund. The Board of Directors of U.S. Government Fund believes shareholders will be afforded significant benefits by the Reorganization associated with the increased and growing asset base of the HVA Fund.

    U.S. Government Fund is an open-end, diversified, management investment company under the Investment Company Act of 1940 ("1940 Act") and is organized as a corporation under the laws of the State of Maryland. The principal investment objective of U.S. Government Fund is to achieve maximum current income consistent with preservation of capital. In keeping with this investment objective, U.S. Government Fund invests in instruments permitted by Rule 2a-7 under the 1940 Act including short-term marketable obligations issued or guaranteed by the U.S. Government or by agencies or instrumentalities of the U.S. Government. Since 1984, HL Investment Advisors, Inc. (the "Adviser") has served as the investment adviser to the U.S. Government Fund. The Adviser is an indirect, majority-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") and is registered under the Investment Advisers Act of 1940, as amended. The Hartford Investment Management Company ("HIMCO"), a corporate affiliate of the Adviser, and a direct wholly-owned subsidiary of The Hartford, provides investment management services to the Adviser for the U.S. Government Fund. HIMCO is also registered under the Investment Advisers Act of 1940.

    HVA Fund, a Maryland corporation, is an open-end, diversified, management investment company under the 1940 Act. The investment objective of the HVA Fund is to achieve maximum current income consistent with liquidity and preservation of capital. The HVA Fund seeks to achieve its objective by investing in money market securities permitted under Rule 2a-7 under the 1940 Act such as, but not limited to: (a) banker's acceptances; (b) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (c) short-term corporate obligations, including commercial paper, notes, and bonds; (d) other short- term debt obligations; (e) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; and (f) asset-backed securities. The Adviser serves as investment adviser to the HVA Fund. HIMCO provides investment management services to the Adviser for the HVA Fund.

    Hartford Life, an indirect, majority-owned subsidiary of The Hartford, has informed U.S. Government Fund that it will vote the shares of U.S. Government Fund held in DC Variable Account I and Separate Account Two, separate accounts owned by Hartford Life (collectively the "Separate Accounts") based on instructions received from the owners of Contracts ("Contractowners") having on the Record Date a voting interest in the Separate Accounts. The number of votes which a Contractowner has the right to cast will be determined by applying his/her percentage interest in the sub-accounts of the Separate Accounts which invest in U.S. Government Fund to the total number of votes attributable to the sub-accounts of the Separate Account. In determining the number of votes, fractional shares will be recognized. Fund shares held in the sub-accounts of the Separate Accounts for which no timely instructions are received will be voted by Hartford Life in proportion to the voting instructions which are received with respect to all Contracts participating in those Separate Accounts. Voting instructions to abstain on any item to be voted upon effectively is a vote against the item. Hartford Life has informed the U.S. Government Fund that in connection with the solicitation of such instructions from such Contractowners, Hartford Life will furnish a copy of this Prospectus/Proxy Statement to Contractowners.

    This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about U.S. Government Fund and the HVA Fund that shareholders and Contractowners should know before approving the proposed Reorganization. The Prospectus/Proxy Statement is accompanied by the combined Prospectus of U.S. Government Fund and HVA Fund, dated May 1, 1997, containing additional information about both Funds, which Prospectus is incorporated by reference herein. A Statement of Additional Information to this Prospectus/Proxy Statement, dated May 12, 1997 (the "Statement"), which provides a further discussion of certain areas in this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus/Proxy Statement. A combined Statement of Additional Information for U.S. Government Fund and HVA Fund, dated May 1, 1997, containing additional information about both Funds has also been filed with the Securities and Exchange Commission as a part of the Statement. A copy of the Statement may be obtained upon request and without charge by calling 1-(800) 862-6668.

    THE SHARES OFFERED BY THIS COMBINED PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, ARE NOT INSURED OR GUARANTEED BY ANY BANK, ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY.

    INVESTMENTS IN THE HVA FUND OR THE U.S. GOVERNMENT FUND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT EITHER HVA FUND OR U.S. GOVERNMENT FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 Prospectus/Proxy Statement dated May 12, 1997
                      FOR SPECIAL MEETING OF SHAREHOLDERS
                HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC.
                                 Hartford Plaza
                          Hartford, Connecticut 06115
                                 (860) 862-6668
                               TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
 Proposal -- Synopsis of Reorganization....................................    1
   Proposed Transactions...................................................    1
   Tax Consequences........................................................    1
   Investment Objectives and Policies......................................    1
   Investment Advisory and Administrative Arrangements.....................    2
   Dividends and Distributions.............................................    3
   Offering of Shares......................................................    3
   Fees and Expenses.......................................................    3
 Reasons for the Reorganization............................................    4
 Comparison of Investment Objectives, Policies and Restrictions............    4
 Information about the Reorganization......................................    5
   The Agreement and Plan of Reorganization and Liquidation................    5
   Description of Shares of the HVA Fund...................................    6
   Federal Income Tax Consequences.........................................    6
 Pro Forma Financial Information...........................................    6
 Available Information about U.S. Government Fund and the HVA Fund.........    6
 Experts...................................................................    6
 Other Information.........................................................    7
 Voting Information........................................................    7
 Miscellaneous.............................................................    7
 Exhibit A -- Agreement and Plan of Reorganization and Liquidation.........  A-1

For detailed information about U.S. Government Fund and HVA Fund, see the combined Prospectus of U.S. Government Fund and HVA Fund dated May 1, 1997, enclosed herewith and incorporated by reference herein.

                                    PROPOSAL
                           SYNOPSIS OF REORGANIZATION

    This synopsis is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the prospectus of U.S. Government Fund, the prospectus of HVA Fund and the Agreement and Plan of Reorganization and Liquidation, attached to this Prospectus/Proxy Statement as Exhibit A.

PROPOSED TRANSACTIONS

    The Board of Directors of U.S. Government Fund ("Directors"), including the Directors who are not "interested persons" (as defined in the 1940 Act) of U.S. Government Fund, have unanimously approved an Agreement and Plan of Reorganization and Liquidation ("Plan") that provides for (a) the transfer of the assets and liabilities of U.S. Government Fund to HVA Fund in exchange for shares of the HVA Fund, and (b) the distribution of such shares of the HVA Fund to shareholders of U.S. Government Fund (including Separate Accounts) in liquidation of U.S. Government Fund (the proposed transactions are referred to herein as the "Reorganization"). Shareholders of U.S. Government Fund as of the Effective Time of the Reorganization (as defined in the Plan) will receive interests in that number of full and fractional shares of the HVA Fund equal in value at the date of the exchange to the value of their former shares of U.S. Government Fund. The Plan can be implemented only if it is approved by the holders of two-thirds of the outstanding shares of U.S. Government Fund.

    The Reorganization will be effected at net asset value without the imposition of any sales charges. The Directors have determined that the interests of shareholders of U.S. Government Fund will not be diluted as a result of the proposed transaction and that the Reorganization would be in the best interests of all shareholders of U.S. Government Fund. The Board of Directors of HVA Fund, including the Directors who are not interested persons of the HVA Fund, also has determined that the interest of shareholders of HVA Fund will not be diluted as a result of the proposed transaction and that the Reorganization would be in the best interests of all shareholders of HVA Fund. The expenses incurred in connection with the Reorganization will be borne by Hartford Life. These costs include the costs of preparing and mailing this Prospectus/ Proxy Statement, related legal and accounting fees and all costs associated with consummation of the proposed Reorganization. Because the investment policies and restrictions of U.S. Government Fund and HVA Fund are comparable, the Reorganization will not necessitate disposal of any portfolio securities. HVA Fund will take all action necessary to ensure that the interests in the HVA Fund will be duly and validly recorded on the individual account records of the shareholders.

    As discussed more fully herein, the Directors believe that the investment objectives, policies and restrictions applicable to the HVA Fund will benefit shareholders. Shareholders should be aware that to the extent that the investment objectives, policies and restrictions of the HVA Fund differ from those of U.S. Government Fund, the approval of the Reorganization by shareholders may also be deemed to be an approval of a change in the investment objectives, policies and restrictions applicable to their interests.

TAX CONSEQUENCES

    In the opinion of tax counsel, no gain or loss will be recognized by U.S. Government Fund or the shareholders thereof as a result of the consummation of the Reorganization. The holding period and tax basis of the shares of the HVA Fund received by a shareholder will be the same as the holding period and tax basis of the shareholder's shares of U.S. Government Fund. In addition, the holding period and tax basis of the assets of U.S. Government Fund, in the hands of the HVA Fund as a result of the Reorganization, will be the same as the holding period and tax basis of such assets in the hands of U.S. Government Fund prior to such Reorganization.

INVESTMENT OBJECTIVES AND POLICIES

    A. U.S. GOVERNMENT FUND

    The principal investment objective of U.S. Government Fund is to achieve maximum current income consistent with the preservation of capital. Shares of U.S. Government Fund are currently sold only to the Separate Accounts.

    In keeping with this investment objective, U.S. Government Fund invests in instruments permitted by Rule 2a-7 under the 1940 Act and invests primarily in short-term marketable obligations issued or guaranteed by the U.S. Government or by agencies or instrumentalities of the U.S. Government ("U.S. Government Securities"). In this connection, the U.S. Government Fund is required to invest at least 65% of its assets in U.S. Government Securities. Each investment has an effective maturity date of 397 days or less as computed in accordance with Rule 2a-7 and the average maturity of the portfolio may not exceed 90 days.

    U.S. Government Fund is an open-end, diversified, management investment company under the 1940 Act established as a Maryland corporation. Responsibility for managing U.S. Government Fund and overseeing its investment adviser rests with U.S. Government Fund's elected Board of Directors.

    For additional information about U.S. Government Fund, see its prospectus, dated May 1, 1997, which is included herewith and incorporated by reference herein.

    B. THE HVA FUND

    The primary investment objective of the HVA Fund is to achieve maximum current income consistent with liquidity and preservation of capital. The HVA Fund seeks to achieve its objective by investing in money market securities permitted by Rule 2a-7 such as, but not limited to: (a) banker's acceptances;
(b) U.S. Government Securities; (c) short-term corporate obligations, including commercial paper, notes, and bonds; (d) other short- term debt obligations; (e) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; and (f) asset-backed securities. Each investment has an effective maturity date of 397 days or less as computed in accordance with Rule 2a-7 and the average maturity of the portfolio may not exceed 90 days.

    HVA Fund is an open-end, diversified, management investment company under the 1940 Act established as a Maryland corporation. Responsibility for managing HVA Fund and overseeing its investment adviser rests with HVA Fund's elected Board of Directors.


    Shares of HVA Fund are sold to Separate Account One, Separate Account Two, Separate Account Five, DC Variable Account I, Separate Account Variable Life One, Separate Account Variable Life Two, and ICMG Secular Trust Separate Account to fund the benefits under variable annuity contracts and variable universal life insurance policies issued by Hartford Life and to Separate Account One, Separate Account Five, Separate Account Variable Life One, Separate Account Variable Life Two, and ICMG Registered Variable Life Separate Account One to fund the benefits under variable annuity contracts and variable universal life insurance policies issued by ITT Hartford Life and Annuity Insurance Company ("Hartford Life and Annuity") (collectively, the "Hartford Contracts"). Hartford Life and Hartford Life and Annuity purchase and redeem shares of HVA Fund to provide funding under the Hartford Contracts. Hartford Life and Hartford Life and Annuity may establish other separate accounts which may purchase shares of the HVA Fund.


    For additional information about the HVA Fund, see HVA Fund's prospectus, dated May 1, 1997, which is included herewith and incorporated by reference herein.

INVESTMENT ADVISORY AND ADMINISTRATIVE ARRANGEMENTS

    A. U.S. GOVERNMENT FUND

    Under an investment advisory agreement dated August 8, 1984 ("Management Agreement"), approved by the Directors, including a majority of the Directors who are not "interested persons" of U.S. Government Fund, the Adviser acts as investment adviser to U.S. Government Fund. The Adviser is authorized to place orders for purchases and sales with respect to U.S. Government Fund's portfolio and is responsible for the overall portfolio management of U.S. Government Fund. As compensation for its services as investment adviser to U.S. Government Fund, the Adviser is paid a monthly fee, accrued daily, at an annual rate of 0.25% of the average daily net asset value of U.S. Government Fund. Under an investment services agreement, the Adviser has contracted with HIMCO to provide day-to-day investment management services to the Adviser on behalf of the U.S. Government Fund. As a corporate affiliate of the Adviser, HIMCO is reimbursed by the Adviser for the costs its incurs in providing such services to the Adviser. Under an administrative agreement dated August 8, 1984 ("Administrative Agreement") approved by the Directors, including a majority of the Directors who are not interested persons of the U.S. Government Fund, Hartford Life, an affiliate of the Adviser, manages the business affairs of the Fund, subject to the general or specific instructions as may be given by U.S. Government Fund's Directors. Hartford Life provides administrative personnel, services, office equipment and facilities and office space for the proper operation of the Fund. Hartford Life also arranges for the provision of additional services necessary for the proper operation of the Fund. The U.S. Government Fund is responsible for the following expenses: interest; taxes; brokerage charges; costs of preparing, printing and filing any amendments or supplements to the registration forms of the Fund and its securities; all federal and state registration, qualification and filing costs and fees, (except the initial costs and fees, which are borne by Hartford Life), issuance and redemption expenses, transfer agency and dividend and distribution disbursing agency costs and expenses; custodian fees and expenses; accounting, auditing and legal expenses; fidelity bond and other insurance premiums; fees and salaries of disinterested directors, as well as officers and employees of the Fund other than those who are also officers of Hartford Life or any of its affiliates; industry membership dues; all annual and semiannual reports and prospectuses mailed to the Fund's shareholders as well as all quarterly, annual and any other periodic report required to be filed with the SEC or with any state; any notices required by a federal or state regulatory authority, and any proxy solicitation materials directed to the Fund's shareholders as well as all printing, mailing and tabulation costs incurred in connection therewith, and any expenses incurred in connection with the holding of meetings of the Fund's shareholders and other miscellaneous expenses related directly to the Funds' operations and interest. As compensation for its services as administrator to U.S. Government Fund, Hartford Life is paid a monthly fee, accrued daily, at an annual rate of .175% of the average daily net asset value of U.S. Government Fund.

    B. THE HVA FUND

    The Adviser and Hartford Life also act as the investment adviser and administrator, respectively, for the HVA Fund. In addition, HIMCO provides day-to-day investment management services to the Adviser for the HVA Fund. The responsibilities of the Adviser and Hartford Life are identical to those described under the U.S. Government Fund above. For their services with respect to the HVA Fund, the Adviser and Hartford Life are entitled to a fee, accrued daily and payable monthly, at an annual rate of 0.25% and 0.175%, respectively, of the average of the aggregate daily net asset value of the HVA Fund. HIMCO is reimbursed the costs incurred in providing the day-to-day investment management services to the Adviser on behalf of the HVA Fund.

DIVIDENDS AND DISTRIBUTIONS

    The U.S. Government Fund and the HVA Fund distribute substantially all net investment income and net realized capital gains (if any) to shareholders at least monthly, payable in shares of the respective Fund at net asset value. At the option of the shareholders, these distributions may be made in cash.

OFFERING OF SHARES

    Shares of U.S. Government Fund and the HVA Fund are currently offered at their net asset value as next computed after the receipt of the request for purchase by separate accounts of Hartford Life or Hartford Life and Annuity which are used to fund variable annuity contracts and variable life insurance policies. U.S. Government Fund and the HVA Fund redeem shares without any redemption charge, at the net asset value as next computed after receipt of the request for redemption.

FEES AND EXPENSES

    The following table sets forth all expenses and fees that a shareholder of the U.S. Government Fund or HVA Fund will incur:

         ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS)

                                                                               U.S. GOVERNMENT FUND    HVA FUND
                                                                               ---------------------  -----------
Investment Management Fee....................................................           0.425%            0.425%
Other Expenses...............................................................           0.157%            0.019%
Total Fund Operating Expenses................................................           0.582%            0.444%

                                                                                     HVA FUND
                                                                                PRO-FORMA COMBINED
                                                                               --------------------
Investment Management Fee....................................................           0.425%
Other Expenses...............................................................           0.014%
Total Fund Operating Expenses................................................           0.439%


EXAMPLE

    You would pay the following expenses on a $1,000 investment based upon payment of operating expenses at the levels set forth in the above table assuming a 5% return and redemption at the end of the period.

Example:

                                                                                 U.S. GOVERNMENT FUND       HVA FUND
                                                                               -------------------------  -------------
1 Year.......................................................................          $       6            $       5
3 Years......................................................................          $      19            $      14
5 Years......................................................................          $      33            $      25
10 Years.....................................................................          $      73            $      56

                                                                                      HVA FUND
                                                                                 PRO-FORMA COMBINED
                                                                               -----------------------
1 Year.......................................................................         $       4
3 Years......................................................................         $      14
5 Years......................................................................         $      25
10 Years.....................................................................         $      55


    The preceding table of fees and expenses is provided to assist investors in understanding the various costs and expenses that an investor in either the U.S. Government Fund or HVA Fund (both before and after the Reorganization) will incur directly or indirectly and the examples should not be considered a representation of past or future expenses. The percentages shown above are based on actual expenses incurred by the U.S. Government Fund and HVA Fund. The 5% assumed annual return is for comparison purposes only. THE ANNUAL RETURNS FOR BOTH U.S. GOVERNMENT FUND AND HVA FUND MAY BE MORE OR

LESS DEPENDING ON MARKET CONDITIONS, AND THE ACTUAL EXPENSES AN INVESTOR INCURS IN FUTURE PERIODS MAY BE MORE OR LESS THAN THOSE SHOWN ABOVE AND WILL DEPEND ON THE AMOUNT INVESTED AND ON THE ACTUAL GROWTH RATE OF EITHER THE U.S. GOVERNMENT FUND OR HVA FUND.

                         REASONS FOR THE REORGANIZATION

    The Directors have unanimously determined to recommend that the shareholders of U.S. Government Fund approve the Plan pursuant to which the assets of U.S. Government Fund would be merged with the assets of the HVA Fund in exchange for shares of the HVA Fund.

    In determining whether to recommend approval of the Plan to shareholders, the Directors, including a majority of the Directors who are not "interested persons" of U.S. Government Fund as defined in the 1940 Act, inquired into a number of matters and considered the following factors, among others: (1) the expense ratios and published information regarding the fees and expenses of U.S. Government Fund and HVA Fund; (2) the terms and conditions of the Plan and whether the Plan would result in dilution of shareholder interests; (3) costs, if any, incurred by U.S. Government Fund as a result of the proposed transactions, including any costs that might be associated with the disposition by U.S. Government Fund, prior to consummation of the Reorganization, of portfolio securities which are not appropriate for the HVA Fund (no such costs are anticipated); and (4) tax consequences of the proposed Reorganization.

    In reaching the decision to recommend that the shareholders of U.S. Government Fund vote to approve the Plan, the Directors of U.S. Government Fund concluded that the merger would be in the best interests of its shareholders and would not result in the dilution of shareholders' interests. Their conclusion was based on a number of factors, including the following:

    1. The Directors believe that combining U.S. Government Fund with the HVA Fund would result in a single investment medium that will be more attractive to investors. The investment objectives of the two Funds are substantially identical. Moreover, the policies and restrictions of U.S. Government Fund and the HVA Fund are comparable. Thus, U.S. Government Fund as reconstituted into the HVA Fund will have a comparable and compatible range of investments except that, whereas the U.S. Government Fund invests primarily in U.S. Government Securities, the HVA Fund may invest in U.S. Government Securities but is not required to invest primarily in such securities. Thus, HVA Fund has greater investment flexibility. As discussed below, the Directors concluded that the investment objectives of each Fund are substantially identical. The Directors concluded that the shareholders of U.S. Government Fund will be benefited by and will not be exposed to any undue risk under the HVA Fund's investment policies and restrictions.

    2. The combination of the assets of U.S. Government Fund with the assets of the HVA Fund will result in shareholders of U.S. Government Fund becoming shareholders of an investment portfolio with a larger asset base. The larger aggregate net assets should enable the combined entities to realize significant benefits associated with economies of scale, increased investment opportunities and enhanced portfolio diversification and liquidity.

    3. Few insurance contracts funded by U.S. Government Fund are currently being offered and no new contracts will be offered which use U.S. Government Fund as a funding medium. As outstanding insurance contracts funded by U.S. Government Fund are fully or partially surrendered, shares of U.S. Government Fund may be redeemed. As a result, the Directors do not anticipate any further substantial growth in the assets of the U.S. Government Fund and they contemplate a decrease in assets. The Directors further believe that performance of U.S. Government Fund could eventually suffer if its assets do not grow or if they decrease. HVA Fund, on the other hand, is growing through funds received under both new and existing insurance policies issued by Hartford Life and Hartford Life and Annuity. The combination of the two entities is expected to greatly alleviate the potential problems U.S. Government Fund could otherwise encounter.

    4. The Directors of U.S. Government Fund found that the interests of existing shareholders of U.S. Government Fund will not be diluted as a result of consummation of the merger.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

    The investment objectives of the U.S. Government Fund and HVA Fund are substantially identical. Moreover, the policies and restrictions currently applicable to U.S. Government Fund are, in the opinion of the Board of Directors of U.S. Government Fund, comparable to those of the HVA Fund, though differences do exist. The U.S. Government Fund's investment objective is to achieve maximum current income consistent with preservation of capital. In keeping with this investment objective, U.S. Government Fund invests in instruments permitted by Rule 2a-7 under the 1940 Act and invests primarily in U.S. Government Securities. Each investment must have an effective maturity date of 397 days or less as computed in accordance with Rule 2a-7 and the average maturity of the entire portfolio must not exceed 90 days. Likewise, the HVA Fund's investment objective is to achieve maximum current income consistent with liquidity and preservation of capital. In keeping with its investment objective, the HVA Fund also invests in instruments permitted under Rule 2a-7 under the 1940 Act. Similar to the U.S. Government Fund, each investment must have a maturity of 397 days or less and the average maturity of the portfolio must not exceed 90 days.

    The primary difference between the investment policies of the two Funds is that the U.S. Government Fund invests primarily in short-term obligations that are U.S. Government Securities whereas the HVA Fund may invest in U.S. Government Securities but does not primarily invest in such securities. HVA Fund invests primarily in non-governmental, short-term obligations such as short-term commercial paper of corporations. Although investments made for either Fund must be in compliance with Rule 2a-7 and therefore are regarded as relatively low risk, investments in U.S. Government Securities may be viewed as involving slightly less risk than other Rule 2a-7 short-term obligations.

    The Directors of U.S. Government Fund believe that shareholders will be protected and benefited under the investment objectives, policies and restrictions of the HVA Fund. The Directors of U.S. Government Fund have considered the differences between the investment objectives and policies of U.S. Government Fund and the HVA Fund and determined that the investment objective of the HVA Fund is consistent with the objective of a shareholder seeking maximum current income consistent with preservation of capital. The Directors have determined that in light of the stringent requirements of Rule 2a-7, shareholders of U.S. Government Fund will not be exposed to materially greater investment risks by virtue of HVA Fund's investment objectives and policies.

    To summarize, shareholders of U.S. Government Fund will be invested in the HVA Fund which has a substantially identical investment objective and which has policies and restrictions comparable to those of U.S. Government Fund. To the extent there are differences, the Directors of U.S. Government Fund believe that such differences are not disadvantageous to shareholders.

    SHAREHOLDERS MAY COMPARE THE RESPECTIVE INVESTMENT POLICIES AND RESTRICTIONS OF U.S. GOVERNMENT FUND, ON THE ONE HAND, AND OF HVA FUND ON THE OTHER, BY REFERRING TO THE ENCLOSED COMBINED PROSPECTUS OF U.S. GOVERNMENT FUND AND HVA FUND AND THE COMBINED STATEMENT OF ADDITIONAL INFORMATION WHICH MAY BE REQUESTED BY SHAREHOLDERS. YOU ARE URGED TO DO SO IN CONSIDERING HOW TO VOTE ON THE REORGANIZATION.

                      INFORMATION ABOUT THE REORGANIZATION

THE AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

    The proposed Plan between U.S. Government Fund and HVA Fund provides that U.S. Government Fund will convey, transfer and deliver to the HVA Fund all of the existing assets of U.S. Government Fund. In consideration thereof, HVA Fund agrees to cause the HVA Fund (a) to assume and pay all of the obligations and liabilities of U.S. Government Fund to the extent that they exist on or after the Effective Time of the Reorganization and (b) to deliver to U.S. Government Fund full and fractional shares of common stock of HVA Fund, par value $0.10 per share, ("HVA Fund Shares") equal to that number of full and fractional shares of U.S. Government Fund then outstanding as determined based on the relative net asset value per share of U.S. Government Fund and HVA Fund as of the close of the New York Stock Exchange on the last business day immediately preceding the Reorganization, as described more fully in the Plan (see, Exhibit A attached hereto). The Plan also provides that at the Effective Time of the Reorganization, U.S. Government Fund will liquidate and distribute pro rata to its shareholders the HVA Fund Shares received by U.S. Government Fund pursuant to the Reorganization. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of HVA Fund in the name of each shareholder of U.S. Government Fund and representing the respective pro rata number of HVA Fund Shares due each such shareholder. Simultaneously with such crediting of HVA Fund Shares to the shareholders of U.S. Government Fund, U.S. Government Fund shares held by such shareholders shall be canceled.

    The consummation of the Plan is subject to the conditions set forth therein. The Plan may be terminated and the Reorganization abandoned at any time, before or after approval by shareholders prior to the Effective Time of Reorganization by either of the parties to the Plan, if any material condition set forth in that Plan has not been fulfilled or a material default or material breach of the Plan has been made by the other party. A form of the Plan is attached as Exhibit A to this Prospectus/ Proxy Statement.

    In accordance with the Plan, Hartford Life is responsible for the payment of expenses incurred in connection with the Reorganization.

DESCRIPTION OF SHARES OF THE HVA FUND

    Full and fractional shares of the HVA Fund will be issued to the shareholders of U.S. Government Fund in accordance with the procedures described under the Plan. Under its Articles of Incorporation, HVA Fund is currently authorized to issue up to 1.3 billion shares of its common stock.

FEDERAL INCOME TAX CONSEQUENCES

    The Directors of HVA Fund will receive an opinion from tax counsel of The Hartford to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for Federal income tax purposes, the Reorganization qualifies as a tax-free reorganization under Section 368(a)(1)(D) of the Code, and, in addition: (i) no gain or loss will be recognized by U.S. Government Fund or the HVA Fund upon the transfer of the assets of the U.S. Government Fund to the HVA Fund in exchange for shares of the HVA Fund; (ii) no gain or loss will be recognized by shareholders of U.S. Government Fund upon the exchange of the shares of U.S. Government Fund for HVA Fund shares; (iii) the holding period and tax basis of HVA Fund shares received by each shareholder of U.S. Government Fund pursuant to the Reorganization will be the same as the holding period and tax basis of shares of U.S. Government Fund held by such shareholder immediately prior to the exchange, and (iv) the holding period and tax basis of the assets of U.S. Government Fund acquired by the HVA Fund will be the same as the holding period and tax basis which U.S. Government Fund had in such assets prior to the Reorganization.

                        PRO FORMA FINANCIAL INFORMATION

CAPITALIZATION

    The following table shows the capitalization of U.S. Government Fund and the HVA Fund as of December 31, 1996, and on a pro forma basis as of that date giving effect to the proposed acquisition of assets at net asset value.

                                                                          U.S. GOVERNMENT FUND      HVA FUND
                                                                          ---------------------  ---------------
NET ASSETS..............................................................     $    11,730,142     $   542,585,576
NET ASSET VALUE PER SHARE...............................................               $1.00               $1.00
SHARES OUTSTANDING......................................................          11,730,142         542,585,576

                                                                           PRO-FORMA COMBINED
                                                                          --------------------
NET ASSETS..............................................................    $    554,315,718
NET ASSET VALUE PER SHARE...............................................               $1.00
SHARES OUTSTANDING......................................................         554,315,718

                AVAILABLE INFORMATION ABOUT U.S. GOVERNMENT FUND
                                AND THE HVA FUND

    Information about U.S. Government Fund and HVA Fund is incorporated by reference from the current combined Prospectus for U.S. Government Fund and HVA Fund, dated May 1, 1997, which is enclosed with this Prospectus/Proxy Statement. Additional information is included in the Statement of Additional Information of U.S. Government Fund and HVA Fund, dated May 1, 1997, which has been filed as a part of the Statement of Additional Information relating to this Prospectus/Proxy Statement ("Statement") and is incorporated herein by reference. A copy of the Statement of Additional Information for U.S. Government Fund and HVA Fund can be obtained without charge by writing to Hartford Life Insurance Companies, Variable Products Operations, Hartford Plaza, Hartford, CT 06115 or by calling 1-(800) 862-6668. U.S. Government Fund and HVA Fund file proxy materials, reports and other information with the Securities and Exchange Commission. These reports can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

                                    EXPERTS

    Kevin J. Carr, Counsel of The Hartford, has rendered the legal opinion relating to the validity of the securities being offered pursuant to this Prospectus/Proxy Statement in connection with the proposed Reorganization.

PROPOSAL: APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

    In order to approve the Reorganization the affirmative vote of holders of two-thirds of the outstanding shares of U.S. Government Fund is required.

    THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, OF U.S. GOVERNMENT FUND RECOMMEND APPROVAL OF THIS AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION.

                               OTHER INFORMATION

                               VOTING INFORMATION

    Proxies are being solicited by U.S. Government Fund for the Special Meeting of shareholders to be held on June 19, 1997, at the offices of Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089, or at such later time made necessary by adjournment. Proxies are solicited by mail. The cost of this solicitation will be borne by Hartford Life. Shares of U.S. Government Fund are held only by DC Variable Account I and Separate Account Two. Hartford Life has informed U.S. Government Fund that shares held in Separate Account DC Variable Account I and Separate Account Two will be voted by Hartford Life in accordance with instructions received from Contractowners. A proxy may be revoked at any time at or before the meeting by giving notice to Lowndes A. Smith, Chairman of the Board, U.S. Government Fund, Hartford Plaza, Hartford, Connecticut 06115.

    As of May 5, 1997, the officers and Directors of U.S. Government Fund as a group beneficially owned less than 1% of the outstanding shares of U.S. Government Fund, and, to the best knowledge of U.S. Government Fund, no person other than DC Variable Account I and Separate Account Two beneficially owned 5% or more of the outstanding shares of U.S. Government Fund.

    As of May 5, 1997, the officers and Directors of HVA Fund as a group beneficially owned less than 1% of the outstanding shares of the HVA Fund, and to the best knowledge of HVA Fund, no person other than Separate Account One, Separate Account Two, Separate Account Five, DC Variable Account I, Separate Account Variable Life One, Separate Account Variable Life Two, ICMG Secular Trust Separate Account, all of which are separate accounts owned by Hartford Life, or Separate Account One, Separate Account Five and ICMG Registered Variable Life Separate Account One, all of which are separate accounts owned by Hartford Life and Annuity, beneficially owned 5% or more of the outstanding shares of HVA Fund.


    As of May 5, 1997, of the 11,351,399.21 outstanding shares of U.S. Government Fund, 10,015,339.17 were owned by DC Variable Account I, or 88.2% of outstanding shares and 1,336,060.04 of the outstanding shares or 11.8% of U.S. Government Fund were owned by Separate Account Two. As a result, Hartford Life may be considered to control U.S. Government Fund.



    As of May 5, 1997, of the 558,678,754.06 outstanding shares of HVA Fund, 1,838,705.39 (0.3%) were owned by the Separate Account One, 261,470,280.83
(46.8%) were owned by the Separate Account Two, 17,968,670.15 (3.2%) were owned by the Separate Account Five, 23,742,386.37 (4.2%) were owned by the DC Variable Account I, 20,222,895.97 (3.6%) were owned by the Separate Account Variable Life One, 6,583,039.07 (1.2%) were owned by the Separate Account Variable Life Two, 10,084.89 (0.0%) were owned by the ICMG Secular Trust Separate Account, all of which are separate accounts owned by Hartford Life, and 209,923,928.28 (37.6%) were owned by Separate Account One, 11,359,517.22 (2.0%) were owned by Separate Account Five, 847,432.38 (0.2%) were owned by Separate Account Variable Life One, 39,704.34 (0.0%) were owned by Separate Account Variable Life Two, and 34,395.68 (0.0)% were owned by ICMG Registered Variable Life Separate Account One, all of which are separate accounts owned by Hartford Life and Annuity. As a result, Hartford Life and Hartford Life and Annuity may be considered to control HVA Fund.


                                 MISCELLANEOUS

OTHER BUSINESS

    The Directors know of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that the proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

    SHAREHOLDERS ARE URGED TO SIGN THEIR PROXIES AND RETURN THEM PROMPTLY TO U.S. GOVERNMENT FUND. PLEASE NOTE THE FORM OF THE NAME OR NAMES PRINTED ON THE PROXY. IT IS THE FORM IN WHICH THE SIGNATURE OR SIGNATURES SHOULD APPEAR ON THE PROXY.

                                         By Order of the Directors,

                                                    [LOGO]
                                         Michael O'Halloran
                                         Secretary

                                   EXHIBIT A
                     PLAN OF REORGANIZATION AND LIQUIDATION

                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this   day of        , 1997, by and between the HVA Money Market Fund, Inc. (the
"Acquiring Fund"), a Maryland corporation, and the Hartford U.S. Government Money Market Fund, Inc. (the "Acquired Fund"), also a Maryland corporation. The Acquiring Fund and the Acquired Fund have their respective principal places of business at Hartford Plaza, Hartford, Connecticut 06115.

    This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), with respect to the proposed reorganization of the Acquired Fund, pursuant to which the Acquired Fund will become part of the Acquiring Fund (the "Reorganization"). Specifically, this Agreement is intended to be and is adopted for the purpose of providing for the Reorganization of the Acquired Fund into the Acquiring Fund. The Reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (i) shares of common stock in the Acquiring Fund (the "Acquiring Fund Shares") and (ii) the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    WHEREAS, the Acquired Fund and the Acquiring Fund are open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which such Acquiring Fund is permitted to invest;

    WHEREAS, the Board of Directors of the Acquiring Fund and the Acquired Fund have determined, with respect to the Reorganization, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and the Acquiring Fund as well as the best interests of holders of variable life insurance policies and variable annuity contracts funded by shares of the Acquiring Fund and the Acquired Fund and that the interests of such existing contract holders would not be diluted as a result of this transaction;

    WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Fund in an attempt to achieve greater operating economies and increased portfolio diversification.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree, with respect to the Reorganization, as follows:

1. THE TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, AND THE ASSUMPTION OF ALL THE LIABILITIES OF THE ACQUIRED FUND

    1.1 A closing shall take place as provided for in paragraph 3.1 ("Closing") and the provisions of paragraphs 1 through 8 of this Agreement shall apply. At the Closing, subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:
(i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets computed in the manner and as of the time and date set forth in paragraph 2.1 by the net asset value of one Acquiring Fund Share computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all the liabilities of the Acquired Fund, as set forth in paragraph 1.3.

    1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

    1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges, and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by the administrator of the Acquiring Fund and the Acquired Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period.

    1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the

Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

    1.5 As soon as practicable after the Closing, the Acquired Fund shall take all the necessary measures under Maryland law and the Acquired Fund's Articles of Incorporation to effect a complete dissolution of the Acquired Fund and to de-register the Acquired Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

2. VALUATION

    2.1 The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange (the "NYSE") at 4:00 P.M., Eastern Time, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's Articles of Incorporation and the Acquired Fund's then-current prospectus or statement of additional information.

    2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of business of the NYSE on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation and the Acquiring Fund's then-current prospectus or statement of additional information.

    2.3 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

    2.4 All computations of value for the Acquired Fund and the Acquiring Fund shall be made by Hartford Life Insurance Company ("HL").

3. CLOSING AND CLOSING DATE

    3.1  The Closing Date shall be           , 1997 or such other date as the
parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 P.M., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund, Hartford Plaza, Hartford, Connecticut 06115 or at such other time and/or place as the parties may agree.

    3.2 State Street Bank and Trust, as custodian for the Acquired Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (i) the Acquired Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes, including all applicable Federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of the Acquired Fund's portfolio securities.

    3.3 In the event that, on the Valuation Date, (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that, if trading shall not be fully resumed and reporting restored on or before
          , 1997, this Agreement may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

    3.4 HL shall deliver at the Closing a certificate of an authorized officer stating that their records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts, or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

    4.1 The Acquired Fund, represents and warrants to the Acquiring Fund as follows:

    (a) The Acquired Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland;

    (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission"), as an investment company under the 1940 Act, and the registration of its shares, under the Securities Act of 1933, as amended (the "1933 Act"), are in full force and effect;

    (c) The Acquired Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, a material violation of the Acquired Fund's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or bound;

    (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement) which will be terminated with liability to the Acquired Fund prior to the Closing Date;

    (e) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to their knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquired Fund's financial condition or the conduct of the Acquired Fund's business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the business or the ability of the Acquired Fund to consummate the transactions herein contemplated;

    (f) The Statement of Assets and Liabilities of the Acquired Fund at December 31, 1996 has been audited by Arthur Andersen LLP, independent public accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) fairly reflects the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein;

    (g) Since December 31, 1996, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

    (h) At the Closing Date, all material Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed and are or will be correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of the Acquired Fund no such return is currently under audit and no assessment has been asserted with respect to such returns;

    (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such;

    (j) The authorized capital of the Acquired Fund consists of 100 million shares of common stock, $0.10 par value per share, all of one class, at the date hereof. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amount set forth in the records of HL, on behalf of the Acquired Fund as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or to purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

    (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to any restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

    (l) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquired Fund's directors, and, subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights, and to general equity principles;

    (m) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials, and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

    (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6 (other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

    4.2 The Acquiring Fund represents and warrants to the Acquired Fund as follows:

    (a) The Acquiring Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland;

    (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission, as an investment company under the 1940 Act, and the registration of its shares, under the 1933 Act, are in full force and effect;

    (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

    (d) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets;

    (e) The Acquiring Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, a material violation of the Acquiring Fund's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or bound;

    (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of their properties or assets, except as previously disclosed in writing to the Acquired Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the business or the ability of the Acquiring Fund to consummate the transactions contemplated herein;

    (g) The Statement of Assets and Liabilities of the Acquiring Fund at December 31, 1996, audited by Arthur Andersen LLP, independent public accountants, and a copy of which has been furnished to the Acquired Fund, fairly and accurately reflects the financial condition of the Acquiring Fund as of such date in accordance with generally accepted accounting principles consistently applied;

    (h) Since December 31, 1996, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund shares, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

    (i) At the Closing Date, all material Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed and are or will be correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best knowledge of the Acquiring Fund, no such return is currently under audit and no assessment has been asserted with respect to such returns;

    (j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such;

    (k) The authorized capital of the Acquiring Fund consists of 1.3 billion shares of common stock, $0.10 par value per share, all of one class, at the date hereof. All issued and outstanding Acquiring Fund shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or to purchase the Acquiring Fund Shares, nor is there outstanding any security convertible into the Acquiring Fund shares;

    (l) The execution, delivery, and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the directors of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights, and to general equity principles;

    (m) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

    (n) The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials, and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

    (o) The Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement herein, in light of the circumstances under which such statements were made, not materially misleading; and

    (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

    5.2 The Acquired Fund will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

    5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the shares of the Acquired Fund.

    5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do, or cause to be done, all things, reasonably necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(n), all to be included in a combined Registration Statement/Proxy Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act, in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein (the "Meeting").

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date, and, in addition thereto, to the following further conditions:

    6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date; and

    6.2 The Acquiring Fund shall have delivered to the Acquired Fund, on the Closing Date, a certificate executed in the Acquiring Fund's name by its President or Vice President, and its Treasurer or Controller, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as these representations and warranties may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by the Acquired Fund hereunder on or before the Closing Date and, in addition thereto, to the following conditions:

    7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as these representations and warranties may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Controller of the Acquired Fund; and

    7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date, a certificate executed in the Acquired Fund's name by the Acquired Fund's President or Vice President, and the Acquired Fund's Treasurer or Controller, in form and substance satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund, with respect to the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as these representations and warranties may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    If any of the conditions set forth below do not exist on or before the Closing Date, with respect to the Acquired Fund or the Acquiring Fund, then the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

    8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Common Stock, $.10 par value per share, of the Acquired Fund in accordance with the provisions of the Acquired Fund's Articles of Incorporation and By-Laws, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Acquiring Fund or the Acquired Fund may not waive the conditions set forth in this paragraph 8.1;

    8.2 On the Closing Date, no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

    8.3 All consents of other parties and all other consents, orders, and permits of Federal, state, and local regulatory authorities deemed necessary by the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that the parties hereto may, for themselves, waive any of such conditions;

    8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act; and

    8.5 The parties shall have received the opinion of tax legal counsel, addressed to the Acquiring Fund and the Acquired Fund, substantially to the effect that the transactions contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by tax legal counsel of representations that such firm shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, the Acquiring Fund or the Acquired Fund may not waive the conditions set forth in this paragraph 8.5.

9. BROKERAGE FEES AND EXPENSES

    9.1 The Acquiring Fund and the Acquired Fund each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2  HL will bear the aggregate expenses and costs of the Reorganization.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties, and covenants contained in this Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

11. TERMINATION

    This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of either Fund's Board of Directors at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board of Directors, make proceeding with the Agreement inadvisable.

12. WAIVER

    The Acquiring Fund and the Acquired Fund, after consultation with each Fund's counsel and by consent of the Fund's Board of Directors, may waive any condition to the respective obligations of the Acquiring Fund and the Acquired Fund hereunder, except as provided herein.

13. AMENDMENTS

    This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Fund; provided, however, that, following the Meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

    Any notice, report, statement, or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, or certified mail addressed to each Fund at Hartford Plaza, Hartford, Connecticut 06115.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

    15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    15.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

    15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or to give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    15.5 It is expressly agreed that the obligations of Acquiring Fund and the Acquired Fund hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents, or employees of the Fund personally, but shall bind only the corporate property of Acquiring Fund and the Acquired Fund, as provided in the Articles of Incorporation of each Fund. The execution and delivery by such officers of each Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the corporate property of the Acquiring Fund and the Acquired Fund as provided in the Articles of Incorporation of each Fund.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed hereto and attested by its Secretary or Assistant Secretary.

Attest:                [Seal]                          HVA MONEY MARKET FUND, INC.
----------------------------------------------------   ----------------------------------------------------
By:                                                    By:
Title:                                                 Title:

Attest:
                                                       HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC.
                       [Seal]
----------------------------------------------------   ----------------------------------------------------
By:                                                    By:
Title:                                                 Title: